CLEAN ENERGY TECHNOLOGIES, INC.

CREDIT AGREEMENT AND PROMISSORY NOTE

This CREDIT AGREEMENT  AND PROMISSORY NOTE  (this  “Agreement”)  dated  as  of  December

31,  2016  is  made  by  and  between  Clean  Energy  Technologies,  Inc.,  a  Nevada  corporation  (the

“Company”)  and  Megawell  USA  Technology  Investment  Fund  I  LLC,  a  Wyoming  limited  liability company in formation (“Lender”).

RECITALS

WHEREAS on or about March 15, 2016 the Company and  Peak One Opportunity Fund, L.P., a

Delaware limited partnership (“Peak One”) entered into a Securities Purchase Agreement dated March

11, 2016 (the “SPA”).

WHEREAS  pursuant  to  the  SPA,  on  March  15,  2016  Peak  One  subscribed  for  and  purchased from  the  Company  and  the  Company  issued  to  Peak  One  a  Convertible  Debenture  dated  March  15,

2016 in the original stated principal amount of $75,000.00 (the “Peak One Debenture”).

WHEREAS the Company issued a notice of redemption of the Peak One Debenture and, pursuant to an Escrow Funding Agreement, the Company assigned its rights under such redemption to Red Dot

Investment, Inc., a California corporation (“Red Dot”), Red Dot acquired the Peak One Debenture, and the Company and Red Dot or an associate of Red Dot amended the Peak One debenture as held by Red

Dot (or such associate) (the Peak One Debenture, as so amended, the “Master Debenture”).

WHEREAS Lender has acquired the Master Debenture from Red Dot.

WHEREAS  on  or  about  June  6,  2016,  July  6,  2016,  and  August  15,  2016,  respectively,  the

Company issued the following securities (collectively the “Notes”):  (1) a 12% Convertible Note in the

original principal amount of $87,500.00 to EMA Financial, LLC, a Delaware limited liability company

(“EMA”),  (2) a Convertible Promissory Note in the original principal amount of $77,750.00 to Auctus

Fund  LLC,  a  Delaware  limited  liability company  (“Auctus”),  and  (3)  a  12%  Convertible  Promissory

Note  in  the  original  principal  amount  of  $57,000.00  to  JSJ  Investments,  Inc.,  a  Texas  corporation

(“JSJ” and, together with Auctus and EMA, the “Additional Noteholders”) .

WHEREAS the Company intends to redeem all of the Notes or to repay all or substantially all of the amounts owed to the Additional Noteholders under the Notes, pursuant to which the Company will pay amounts of $89,401.98, $97,506.38 and $86,079.37, respectively (the “Note Payment Amounts”).

WHEREAS the Company does not presently have the funds to pay the Note Payment Amounts.

WHEREAS  the  Company  would  like  to  borrow  additional  amounts  from  the  Lender  for  the

Company’s operating capital needs (“Additional Advance Amounts”), which advances would be at the sole and absolute discretion of Lender.

WHEREAS  Lender  has  deposited  in  escrow  with  Richardson  &  Maloney  LLP  (the  “Escrow

Holder”)  certain  funds  that  may  be  advanced  to  or  for  the  benefit  of  the  Company  as  Note  Payment

Amounts or as Additional Advance Amounts (the “Escrow”).

WHEREAS, as a condition to the advance of any amount from Escrow relating to Note Payment

Amounts, the Company agrees to assign to Lender all of the Company’s rights to redeem, repurchase,

reacquire,  repay  or  otherwise  satisfy  any  associated  Note  and  agrees  that  Lender  shall  otherwise  be subrogated to all of the rights of the lender under any Note repaid with funds advanced by Lender.

WHEREAS,  pursuant  to  the  instructions  of  Lender  and  the  Company contained  herein,  Lender and  the  Company  are  instructing  the  Escrow  Holder  to  disburse  funds  from  the  Escrow  to  fund  the entirety  of  the  Note  Payment  Amounts  and  all  costs,  expenses,  fees  or  other  charges  arising  in connection with or relating to the Notes or payment of the Note Payment Amounts, the assignment of

the   Company’s   rights   relating   thereto,   the   amendment   thereof   once   acquired   by   Lender,   this

Agreement, the transactions contemplated herein, including the Financing Fee (as defined below) and any costs, expenses, or other fees relating to the Notes, payment of the Note Payment Amounts, or the enforcement or collection of any amounts advanced hereunder, and any other expense for or on account of the Company for which an agent of the Company may request an advance, provided such advance is  approved  by  Lender,  Red  Dot,  the  Executive  Chairman  of  the  Company,  or  the  Escrow  Holder

(collectively, the “Ancillary Note Expenses”).

WHEREAS, pursuant to additional instructions of Lender or Red Dot, as Lender’s agent hereby expressly authorized for such purpose, Lender may further instruct the Escrow Holder to disburse funds from  the  Escrow  to  fund Additional  Advance  Amounts  and any and  all  costs,  expenses,  fees  or other charges  arising  in  connection  with  or  relating  to  such  Additional  Advance  Amounts  or  repayment  of the Additional Advance Amounts, this Agreement, the transactions contemplated herein, including the

Financing  Fee  and  any  costs,  expenses,  or  other  fees  relating  to  the  Additional  Advance  Amounts,

repayment  of  the  Additional  Advance  Amounts,  or  the  enforcement  or  collection  of  any  amounts advanced  hereunder,  and any other  expense  for  or  on  account  of  the  Company  for  which  an  agent  of the  Company may request  an  advance,  provided  such  advance  is  approved  by  Lender  or  Red  Dot,  as

Lender’s  agent  hereby  expressly  authorized  for  such  purpose  (collectively,  the  “Ancillary  Advance

Expenses” and, together with the Ancillary Note Expenses, the “Ancillary Expenses”).

WHEREAS Lender and the Company have agreed that Lender will, where possible, acquire the rights of the Company with respect to any Note and acquire any acquired Note through Escrow or will otherwise be subrogated to the rights of any Note holder  and that Lender will not purchase such Note from the Company; provided, however, that where such an assignment of rights and acquisition of an outstanding Note is not possible, then Lender shall be so subrogated and the amount and rights of such

Note Payment Amounts and Ancillary Note Expenses shall be deemed an additional advance under the

Master Debenture and such Note Payment Amounts shall be added to the outstanding principal of the

Master Debenture.

WHEREAS Lender and the Company have agreed that Lender is acquiring any Note acquired as a good faith purchaser for value and a holder in due course, but Lender does not acquire any Note with any representation or warranty from an Additional Noteholder other than as implied by the Additional

Noteholder to the Company, as assignor, with respect to its ownership of the Note.

WHEREAS Lender and the Company have agreed to amend any acquired Note or the subrogated rights of Lender in respect thereof, once acquired by Lender or once Lender is subrogated thereto, (a)

to have a fixed conversion price of $.005 per share, subject to the provisions for adjustment provided for  in  the  Master  Debenture,  as  amended,  (b)  to  have  a  fixed  interest  rate  of  ten  percent  (10%)  per annum with respect to both the Note Payment Amount and any Ancillary Note Expenses (in each case with  a  minimum  10%  yield  in  the  event  of  payoff  or  conversion  within  the  first  year),  as  provided

herein,   all   such   expenses   to   be   for   the   account   of   and   the   responsibility   of   the   Company,

notwithstanding  that  Lender  may  advance  sums  to  pay  for  them,  the  amount  of  such  Ancillary  Note

Expenses  to  constitute  additional  principal  under  the  a  Note  so  acquired,  as  amended,  and  (c)  as otherwise provided herein.

WHEREAS  Lender  and  the  Company  have  agreed  that,  with  respect  to  any  Note  Advance

Amount or Ancillary Note Expense that relates to a Note that is not acquired by Lender, such amounts shall be added to the principal amount of the Master Debenture.

WHEREAS  Lender  and  the  Company have  agreed  that,  with  any  Additional  Advance  Amount or Ancillary Advance Expense shall be added to the principal amount of the Master Debenture.

WHEREAS  Lender  and  the  Company  have  further  agreed  that,  in  the  event  Lender  is  not  the holder  of  the  Master  Debenture,  this  Agreement  shall  constitute  a  Promissory  Note  with  terms  and

conditions  identical to  the Master  Debenture,  mutatis  mutandis.   In  such event,  any references  herein

to the Master Debenture shall be to this Agreement, mutatis mutandis.

AGREEMENT

NOW,  THEREFORE,   in   consideration   of   the   premises   and   for   other   good   and   valuable

consideration,  the  receipt  and  sufficiency  of  which  are  hereby  acknowledged,  the  parties  to  agree  as follows:

1.

Recitals;  Terms.   The  foregoign  Recitals  are  incorproated  herin  by  refernce  as  if  set forth fully herein and, in accodance with Section 622 of the California Evidence Code, the facts recited in the Recitals are conclusively presumed to be true as between the parties hereto, or their successors in interest.  Capitalized terms used but not defined in this Agreement shall have the meanings ascribed thereto in the Master Debenture (including any terms incorproated by reference therein).

2.

Escrow Deposit; Note Assignment; Promise to Pay.

(a)

Lender  has  designated  and  hereby  reaffirms  such  designation,  from  funds  on deposit in Escrow with the Escrow Holder, sufficient funds to pay the Note Payment Amounts

and  pay  any  Ancillary  Note  Expenses.   The  total  of  such  amounts  (the  “Additional  Owed

Principal  Amount”)  shall  be  as  set  forth  in  a  schedule  (the  “Loan  Schedule”)  prepared  and updated by Lender or Red Dot, as Lender’s agent hereby expressly authorized for such purpose,

from time to time and that may be appended or re-appended by Lender or Red Dot, as Lender’s agent hereby expressly authorized for such purpose, to the Master Debenture (or a copy thereof

if  Lender  does  not  receive  the  original  of  the  Master  Debenture).   The  parties  agree  that  the

Loan  Schedule,  as  prepared  by  Lender  or  Red  Dot,  as  Lender’s  agent  hereby  expressly authorized  for  such  purpose,  from  time  to  time  and  whether  or  not  appended  to  the  Master

Debenture  (or  a  copy  thereof),  shall  conclusive  evidence  of  the  Additional  Owed  Principal

Amount.

(b)

The Company represents and warrants to Lender that the Company has or will reach  consensual  terms  with  the  Additional  Noteholders  for  redemption  or  repayment  of  the

Notes.

(c)

To the maximum extent possible, the Company hereby assign to  Lender all of the  Company’s  rights  to  repurchase  the  Notes  and  otherwise  agrees  that  Lender  shall  be subrogated to the rights of any Note prepaid with funds advanced by Lender.

(d)

To induce Lender to acquire or repay the Notes, the Company agrees to pay to

Lender  a  fee  of  $10,000.00  (the  “Financing  Fee”)  with  respect  to  the  Note  Payment  Amount of each Note and each Additional Advance Amount, with the amount of the Financing Fee to be included as an Ancillary Expenses.

(e)

In  consideration  of  the  foregoing,  the  Company  hereby  agrees  to  repay  to

Lender,  in  accordance  with  the terms  and conditions  of the  Master  Debenture, the  Additional

Owed  Principal  Amount,  together  with  interest  accrued  thereon  and  other  amounts  owing  in connection  therewith, as  any such  amounts  be  due  and  owing and  whether  or  not  reflected  in the Loan Schedule.

3.

Escrow Deposit; Additional Advance Amounts; Promise to Pay.

(a)

Lender, directly or through its agent hereby expressly authorized therefor, Red

Dot,  may  designate,  from  funds  on  deposit  in  Escrow  with  the  Escrow  Holder,  funds  to  pay

Additional  Payment Amounts and Ancillary Additional Expenses.   The total of such amounts

(the “Second Additional Owed Principal Amount”) shall be as set forth in the Loan Schedule prepared  and  updated  by  Lender  or  Red  Dot  from  time  to  time  and  that  may  be  appended  or re-appended to the Master Debenture (or a copy thereof, including if Lender does not receive

the  original  of the  Master Debenture).   The  parties  agree  that  the  Loan  Schedule,  as  prepared by Lender  or  Red  Dot,  as Lender’s  agent  hereby expressly authorized  for  such  purpose,  from time  to  time  and  whether  or  not  appended  to  the  Master  Debenture  (or  a  copy  thereof),  shall conclusive evidence of the Second Additional Owed Principal Amount.

(b)

In  consideration  of  the  foregoing,  the  Company  hereby  agrees  to  repay  to

Lender,  in  accordance  with  the  terms  and  conditions  of  the  Master  Debenture,  the  Second

Additional Owed Principal Amount, together with interest accrued thereon and other amounts owing  in  connection  therewith,  as  any  such  amounts  be  due  and  owing  and  whether  or  not reflected in the Loan Schedule.

4.

Note Escrow Instruction.  Lender and the Company hereby jointly instruct the Escrow

Holder  to  disburse  funds  from  the  Escrow  to  fund  the  entirety  of  the  Note  Payment  Amounts  and  to pay  from  the  Escrow  Account  any  and  all  Ancillary  Note  Expenses,  inculding  the  legal  expenses incurred in connection with the preparation of this Agreement and the expenses of the Escrow Holder.

At the request of the Escrow Holder, Lender or Red Dot, as Lender’s agent hereby expressly authorized for  such  purpose,  shall  confirm  in  writing  the  Escrow  Holder’s  payment  of  Ancillary  Note  Expenses and Escrow Holder’s authortiy threfor, though no such confirmation shall be required, it being agreed between  the  parties  that  the  Escrow  Holder  shall  have  the  authority to  pay such  expenses  as  they are invoiced.

5.

Additional  Advance  Escrow  Instructions.    Lender,  directly  or  through  its  agent

hereby expressly authorized therefor, Red Dot, may in the future instruct the Escrow Holder to disburse funds  from  the  Escrow  to  fund  Additional  Advance  Amounts  and  to  pay  from  the  Escrow  Account

Ancillary Additional Expenses, inculding the legal expenses and the expenses of the Escrow Holder.

6.

Events of Default.  In addition to the Events of Default listed in the Master Debenture,

the  occurrence  of  any  of  the  following  shall  also  constitute  an  “Event  of  Default”  under  the  Master

Debenture and this Agreement:

(a)

Failure  to  Pay.    The  Company  shall  fail  to  pay  when  due  any  outstanding amount owed under the Master Debenture;

(b)

Cross  Default.   A  default  shall  occur  in  any  other  obligation  of  the  Company to pay money or to perform an obligation when due;

(c)

Voluntary  Bankruptcy  or  Insolvency  Proceedings.    The  Company  shall  (i)

apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or  a  substantial  part  of  its  property,  (ii)  be  unable,  or  admit  in  writing  its  inability,  to  pay  its  debts generally as  they mature, (iii) make  a  general  assignment  for  the  benefit  of its  or  any of its  creditors,

(iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any  applicable  statute),  (vi)  commence  a  voluntary  case  or  other  proceeding  seeking  liquidation,

reorganization  or  other  relief  with  respect  to  itself  or  its  debts  under  any  bankruptcy,  insolvency  or other  similar  law  now  or  hereafter  in  effect  or  consent  to  any  such  relief  or  to  the  appointment  of  or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

(d)

Involuntary  Bankruptcy   or   Insolvency   Proceedings.     Proceedings   for   the

appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or  other  relief with  respect  to  the  Company or  the  debts  thereof under  any bankruptcy,  insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

7.

Rights  of  Lender  upon  Default.   In  addition  to  any  remedies  listed  in  the  Master

Debenture  or  available  at  law  or  in  equity,  upon  the  occurrence  and  during  the  continuance  of  any

Event  of  Default  (and  giving  effect  to  any  applicable  cure  periods)  and  at  any  time  thereafter  during the  continuance  of  such  Event  of  Default,  Lender  may declare  all  amounts  payable  under  the  Master

Debenture  to  be  and  become  immediately  due  and  payable,   whereupon  such  amounts  shall  be

immediately  due  and  payable  in  full.   In  addition  to  the  foregoing  remedies,  upon  the  occurrence  or existence  of  any  Event  of  Default,  Lender  may  exercise  any  other  right  power  or  remedy  otherwise permitted to it by law, either by suit in equity or by action at law, or both.

8.

No Assignment by the Company.  Neither this Agreement nor the Master Debenture nor any of the rights, interests, or obligations of the Company hereunder or thereunder may be assigned,

in whole or in part, by the Company, including by operaiton of law,  without the prior written consent of Lender.

9.

Waiver  and  Amendment.    Any  provision  of  this  Agreement  may  be  amended,

waived, or modified upon the written consent of Company and the Lender, directly or through its agent hereby expressly authorized therefor, Red Dot.

10.

Notices.

All    notices,    requests,    demands,    consents,    instructions,    or    other

communications  required  or  permitted  hereunder  shall  be  in  writing  and  faxed,  emailed,  mailed,  or

delivered to each party at  the respective addresses of the parties  provided for  such purpose.   All such

notices and communications will be deemed given when sent to an address of the reciptient.  Any party hereto may by notice so given change its address for future notice hereunder.

11.

Payment.  Payment shall be made in lawful tender of the United States.

12.

Expenses.   If action is instituted to collect  on the  Master Debenture or to enforce any right  under  this  Agreement,  the  prevailing  party  shall  pay  all  costs  and  expenses,  including,  without limitation, attorneys’ fees and costs, incurred in connection  with such action.

13.

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof.

14.

Arbitration;  Waiver  of  Right  to  Trial  by  Jury.   Any dispute,  controversy  or  claim

arising  from  or  connected  with  this  Agreement,  including  one  regarding  the  existence,  validity  or performance of this Agreement or the Master Debenture (a “Dispute”) shall be referred to and finally resolved  by  arbitration  under  the  expedited  commercial  arbitration  rules  of  Pan  Pacific  Arbitration.

TO  THE  FULLEST  EXTENT  PERMITTED  BY  APPLICABLE  LAW,  EACH  PARTY  HERETO

HEREBY  IRREVOCABLY  WAIVES  ANY  AND  ALL  RIGHT  TO  TRIAL  BY  JURY  IN  ANY

LEGAL  PROCEEDING   ARISING   OUT   OF   OR   RELATING   TO   THIS   AGREEMENT,   THE

MASTER    DEBENTURE,    OR    THE    TRANSACTIONS    CONTEMPLATED    HEREBY    OR

THEREBY.

15.

Usury Limitations.  It is the intention of the Company and Lender to conform strictly to applicable usury laws.  Accordingly, notwithstanding anything to the contrary in this Agreement or the Master Debenture, amounts deemed to constitute interest under applicable law and contracted for,

chargeable,  or  receivable  under  this  Agreement  or  under  the  Master  Debenture  shall  under  no

circumstances,  together  with   any  other   interest,  late   charges,   or   other   amounts   which   may  be

interpreted to be interest contracted for, chargeable, or receivable hereunder or thereunder, exceed the maximum  amount  of  interest  permitted  by  law,  and  in  the  event  any  amounts  were  to  exceed  the maximum  amount  of  interest  permitted  by  law,  such  excess  amounts  shall  be  deemed  a  mistake  and shall either be reduced immediately and automatically to the maximum amount permitted by law or, if required to comply with applicable law, be canceled automatically and, if theretofore paid, at the option of  Lender,  be  refunded  to  the  Company or  credited  on  the  principal  amount  of  the  Master  Debenture then outstanding.

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IN WITNESS WHEREOF, the Company and Lender have each caused this Credit Agreement and

Promissory Note  to signed  by their  duly appointed and authorized  officers  as the act and  deed of such company as of the date first written above.

CLEAN ENERGY TECHNOGIES, INC.,

a Nevada corporation

By:

Kambiz Mahdi

Chief Executive Officer

MEGAWELL USA TECHNOLOGY

INVESTMENT FUND I LLC,

a Wyoming limited liability company in formation

By:

Morris Lu

Managing Director